EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

•Subscription revenue of $65.6 million, up 14% year-over-year.
•Subscription gross margin of 78% and non-GAAP subscription gross margin of 80%, an improvement of more than 160 basis points year-over-year.
•Improved operating cash flow by $13.0 million, or nearly 200%, year-over-year.

HOUSTON – July 30, 2024 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced financial results for the second quarter ended June 30, 2024.

“We delivered a solid second quarter where we exceeded the high-end of our guidance ranges across all metrics,” stated CEO Andres Reiner. “I am proud of our team for building the market-leading profit and revenue optimization platform which drives immense value for our customers, powering 4.1 trillion transactions a year, while delivering to our long-term goal of 80% non-GAAP subscription gross margin.”

Second Quarter 2024 Financial Highlights

Key financial results for the second quarter 2024 are shown below. Throughout this press release all dollar figures are in millions, except net (loss) earnings per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q2 2024	Q2 2023	Change	Q2 2024	Q2 2023	Change
Revenue:
Total Revenue	$82.0	$75.8	8%	n/a	n/a	n/a
Subscription Revenue	$65.6	$57.3	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$69.0	$62.4	11%	n/a	n/a	n/a
Profitability:
Gross Profit	$53.2	$47.2	13%	$55.3	$49.4	12%
Operating (Loss) Income	$(7.2)	$(13.4)	$6.2	$4.4	$(1.0)	$5.3
Net (Loss) Income	$(7.4)	$(13.3)	$5.9	$3.3	$(0.3)	$3.6
Net (Loss) Earnings Per Share	$(0.16)	$(0.29)	$0.13	$0.07	$(0.01)	$0.08
Adjusted EBITDA	n/a	n/a	n/a	$5.2	$0.1	$5.1
Cash:
Net Cash Provided by (Used in) Operating Activities	$6.4	$(6.5)	$13.0	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$6.2	$(6.2)	$12.4
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed many new customers who are adopting the PROS Platform such as Air Moana, Atlantic Aviation, Dynata, Lao Airlines, Tropic Air, VitalEdge, and Zeus Fire & Security, among others.

•Expanded adoption of the PROS Platform within existing customers including Aeromexico, Allegiant Air, Auto Wares, BASF, Carrier, Cathay Pacific, Hertz, Ingredion, Philippine Air, and PODS, among others.

•Won Microsoft’s Global ISV Partner of the Year Award for the second time out of more than 400,000 global partners, recognizing PROS excellence in AI innovation and successful collaboration with Microsoft to deliver strategic value to the market, such as the recent launch of the PROS Plugin for Microsoft’s Copilot for Sales.

•Hosted the record-breaking 2024 Outperform with PROS Conference; the event was PROS largest, in-person user conference ever, featuring 60 customer speakers and attracting business leaders from around the world eager to learn how digitization, automation, and AI can transform organizations and drive impactful business outcomes.

•Achieved top results in G2's Summer 2024 Reports, with leadership recognition across multiple categories including Price Optimization and Management and CPQ, emphasizing the immense value the PROS Platform delivers to customers.

Financial Outlook

PROS currently anticipates the following based on an estimated 47.8 million diluted weighted average shares outstanding for the third quarter of 2024 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2024.

	Q3 2024 Guidance	v. Q3 2023 at Mid-Point	Full Year 2024 Guidance	v. Prior Year at Mid-Point
Total Revenue	$81.5 to $82.5	6%	$329.0 to $331.0	9%
Subscription Revenue	$65.8 to $66.3	10%	$263.5 to $265.5	13%
Subscription ARR	n/a	n/a	$280.0 to $284.0	9%
Non-GAAP Earnings Per Share	$0.08 to $0.10	$—	n/a	n/a
Adjusted EBITDA	$6.5 to $7.5	$1.4	$21.0 to $24.0	$16.5
Free Cash Flow	n/a	n/a	$20.0 to $24.0	$10.6
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, July 30, 2024, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Tuesday, August 6, 2024, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13747137.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With nearly 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP subscription margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), subscription annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP financial measures to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, subscription annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•Severance: Severance related to costs incurred as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt premium and issuance costs and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Premium and Issuance Costs: Amortization of debt premium and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Subscription Annual Recurring Revenue: Subscription Annual Recurring Revenue ("subscription ARR") is used to assess the trajectory of our cloud business. Subscription ARR means, as of a specified date, the contracted subscription revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions. Subscription ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$139,086	$168,747
Trade and other receivables, net of allowance of $801 and $574, respectively	47,714	49,058
Deferred costs, current	4,433	4,856
Prepaid and other current assets	11,816	12,013
Total current assets	203,049	234,674
Restricted cash	10,000	10,000
Property and equipment, net	20,892	23,051
Operating lease right-of-use assets	14,663	14,801
Deferred costs, noncurrent	10,143	10,292
Intangibles, net	9,078	11,678
Goodwill	107,572	107,860
Other assets, noncurrent	9,503	9,477
Total assets	$384,900	$421,833
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$6,992	$3,034
Accrued liabilities	14,760	13,257
Accrued payroll and other employee benefits	19,259	32,762
Operating lease liabilities, current	4,232	5,655
Deferred revenue, current	121,628	120,955
Current portion of convertible debt, net	—	21,668
Total current liabilities	166,871	197,331
Deferred revenue, noncurrent	3,302	3,669
Convertible debt, net, noncurrent	271,553	272,324
Operating lease liabilities, noncurrent	25,032	25,118
Other liabilities, noncurrent	1,182	1,264
Total liabilities	467,940	499,706
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 51,810,281 and 51,184,584 shares issued, respectively; 47,129,558 and 46,503,861 shares outstanding, respectively	52	51
Additional paid-in capital	617,894	604,084
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(665,995)	(647,252)
Accumulated other comprehensive loss	(5,144)	(4,909)
Total stockholders’ (deficit) equity	(83,040)	(77,873)
Total liabilities and stockholders’ (deficit) equity	$384,900	$421,833

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Subscription	$65,600	$57,304	$129,949	$113,273
Maintenance and support	3,385	5,093	6,980	10,805
Total subscription, maintenance and support	68,985	62,397	136,929	124,078
Services	13,028	13,395	25,772	24,896
Total revenue	82,013	75,792	162,701	148,974
Cost of revenue:
Subscription	14,570	14,059	29,183	28,152
Maintenance and support	1,751	1,876	3,613	4,158
Total cost of subscription, maintenance and support	16,321	15,935	32,796	32,310
Services	12,498	12,636	24,856	25,803
Total cost of revenue	28,819	28,571	57,652	58,113
Gross profit	53,194	47,221	105,049	90,861
Operating expenses:
Selling and marketing	23,537	24,880	46,219	50,890
Research and development	21,786	21,847	46,199	44,138
General and administrative	15,055	13,849	30,117	27,984
Loss from operations	(7,184)	(13,355)	(17,486)	(32,151)
Convertible debt interest and amortization	(1,148)	(1,576)	(2,350)	(3,152)
Other income, net	1,323	1,791	1,781	3,242
Loss before income tax provision	(7,009)	(13,140)	(18,055)	(32,061)
Income tax provision	377	149	688	230
Net loss	$(7,386)	$(13,289)	$(18,743)	$(32,291)

Net loss per share:
Basic and diluted	$(0.16)	$(0.29)	$(0.40)	$(0.70)
Weighted average number of shares:
Basic and diluted	47,068	46,101	46,942	46,013

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating activities:
Net loss	$(7,386)	$(13,289)	$(18,743)	$(32,291)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,191	2,751	4,395	5,752
Amortization of debt premium and issuance costs	(302)	373	(586)	746
Share-based compensation	10,248	10,752	22,948	20,656
Provision for credit losses	11	(20)	160	88
Gain on lease modification	—	—	(697)	—
Loss on disposal of assets	—	—	774	35
Changes in operating assets and liabilities:
Accounts and unbilled receivables	3,271	(8,309)	1,173	(6,070)
Deferred costs	(34)	(84)	572	341
Prepaid expenses and other assets	(896)	1,056	174	(1,449)
Operating lease right-of-use assets and liabilities	(668)	(646)	(1,516)	(1,237)
Accounts payable and other liabilities	4,522	2,541	3,885	(1,252)
Accrued liabilities	91	573	2,418	1,077
Accrued payroll and other employee benefits	3,100	4,486	(13,511)	(3,688)
Deferred revenue	(7,728)	(6,726)	330	4,607
Net cash provided by (used in) operating activities	6,420	(6,542)	1,776	(12,685)
Investing activities:
Purchases of property and equipment	(215)	(277)	(438)	(1,823)
Capitalized internal-use software development costs	(41)	—	(58)	—
Investment in equity securities	—	—	(113)	—
Net cash used in investing activities	(256)	(277)	(609)	(1,823)
Financing activities:
Proceeds from employee stock plans	—	—	1,024	1,137
Tax withholding related to net share settlement of stock awards	(1,823)	(958)	(10,161)	(5,668)
Settlement of convertible debt	(21,713)	—	(21,713)	—
Net cash used in financing activities	(23,536)	(958)	(30,850)	(4,531)
Effect of foreign currency rates on cash	35	(32)	22	(21)
Net change in cash, cash equivalents and restricted cash	(17,337)	(7,809)	(29,661)	(19,060)
Cash, cash equivalents and restricted cash:
Beginning of period	166,423	192,376	178,747	203,627
End of period	$149,086	$184,567	$149,086	$184,567

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$139,086	$184,567	$139,086	$184,567
Restricted cash	10,000	—	10,000	—
Total cash, cash equivalents and restricted cash	$149,086	$184,567	$149,086	$184,567

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended June 30,		Quarter over Quarter	Six Months Ended June 30,		Year over Year
	2024	2023	% change	2024	2023	% change
GAAP gross profit	$53,194	$47,221	13%	$105,049	$90,861	16%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	953	1,243		1,906	2,580
Severance	—	—		—	749
Share-based compensation	1,151	985		2,219	1,817
Non-GAAP gross profit	$55,298	$49,449	12%	$109,174	$96,007	14%

Non-GAAP gross margin	67.4%	65.2%		67.1%	64.4%

GAAP loss from operations	$(7,184)	$(13,355)	(46)%	$(17,486)	$(32,151)	(46)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,300	1,620		2,601	3,426
Severance	—	—		—	3,586
Share-based compensation	10,248	10,752		22,948	20,656
Total non-GAAP adjustments	11,548	12,372		25,549	27,668
Non-GAAP income (loss) from operations	$4,364	$(983)	(544)%	$8,063	$(4,483)	(280)%

Non-GAAP income (loss) from operations % of total revenue	5.3%	(1.3)%		5.0%	(3.0)%

GAAP net loss	$(7,386)	$(13,289)	(44)%	$(18,743)	$(32,291)	(42)%
Non-GAAP adjustments:
Total non-GAAP adjustments affecting income (loss) from operations	11,548	12,372		25,549	27,668
Amortization of debt premium and issuance costs	(372)	373		(725)	746
Tax impact related to non-GAAP adjustments	(539)	235		(801)	1,032
Non-GAAP net income (loss)	$3,251	$(309)	(1,152)%	$5,280	$(2,845)	(286)%

Non-GAAP earnings (loss) per share	$0.07	$(0.01)		$0.11	$(0.06)

Shares used in computing non-GAAP earnings (loss) per share	47,657	46,101		47,732	46,013

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of Subscription Items
Amortization of acquisition-related intangibles	953	1,243	1,906	2,580
Severance	—	—	—	125
Share-based compensation	235	169	437	294
Total cost of subscription items	$1,188	$1,412	$2,343	$2,999

Cost of Maintenance Items
Severance	—	—	—	307
Share-based compensation	96	98	233	178
Total cost of maintenance items	$96	$98	$233	$485

Cost of Services Items
Severance	—	—	—	317
Share-based compensation	820	718	1,549	1,345
Total cost of services items	$820	$718	$1,549	$1,662

Sales and Marketing Items
Amortization of acquisition-related intangibles	347	377	695	846
Severance	—	—	—	1,595
Share-based compensation	2,437	3,103	6,065	6,031
Total sales and marketing items	$2,784	$3,480	$6,760	$8,472

Research and Development Items
Severance	—	—	—	1,008
Share-based compensation	2,114	2,673	5,645	5,023
Total research and development items	$2,114	$2,673	$5,645	$6,031

General and Administrative Items
Severance	—	—	—	234
Share-based compensation	4,546	3,991	9,019	7,785
Total general and administrative items	$4,546	$3,991	$9,019	$8,019

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Adjusted EBITDA
GAAP Loss from Operations	$(7,184)	$(13,355)	$(17,486)	$(32,151)
Amortization of acquisition-related intangibles	1,300	1,620	2,601	3,426
Severance	—	—	—	3,586
Share-based compensation	10,248	10,752	22,948	20,656
Depreciation and other amortization	891	1,131	1,794	2,326
Capitalized internal-use software development costs	(41)	—	(58)	—
Adjusted EBITDA	$5,214	$148	$9,799	$(2,157)

Net Cash Provided by (Used in) Operating Activities	$6,420	$(6,542)	$1,776	$(12,685)
Severance	—	579	—	3,749
Purchase of property and equipment	(215)	(277)	(438)	(1,823)
Capitalized internal-use software development costs	(41)	—	(58)	—
Free Cash Flow	$6,164	$(6,240)	$1,280	$(10,759)

Guidance
	Q3 2024 Guidance		Full Year 2024 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(6,000)	$(5,000)	$(31,200)	$(28,200)
Amortization of acquisition-related intangibles	1,100	1,100	4,400	4,400
Share-based compensation	10,500	10,500	44,200	44,200
Depreciation and other amortization	900	900	3,600	3,600
Adjusted EBITDA	$6,500	$7,500	$21,000	$24,000

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Quarter over Quarter	Six Months Ended June 30,		Year over Year
	2024	2023	% change	2024	2023	% change
GAAP subscription gross profit	$51,030	$43,245	18%	$100,766	$85,121	18%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	953	1,243		1,906	2,580
Severance	—	—		—	125
Share-based compensation	235	169		437	294
Non-GAAP subscription gross profit	$52,218	$44,657	17%	$103,109	$88,120	17%

Non-GAAP subscription gross margin	79.6%	77.9%		79.3%	77.8%